FLEXSHARES TRUST

FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund

SUPPLEMENT DATED OCTOBER 27, 2017 TO

SUMMARY PROSPECTUS DATED MARCH 1, 2017

The Board of Trustees of FlexShares Trust has approved a reduction in the contractual unitary management fee rate that the Fund pays to its investment adviser, Northern Trust Investments, Inc., under the Fund’s investment advisory agreement, from an annual rate of 0.20% to 0.18% (expressed as a percentage of the Fund’s average daily net assets), effective November 1, 2017. Accordingly, effective on such date, the information under “Fees and Expenses of the Fund” and “Example” is revised as follows:

Fees And Expenses Of The Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.18%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.19%
Expense Reimbursement(2)	(0.01)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%

(1)	The expense information in the table has been restated to reflect current fees.
(2)	Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) has contractually agreed to reimburse the fees and expenses of the Trust’s independent trustees and their independent legal counsel until March 1, 2018. The Fund’s Board of Trustees may terminate the contractual arrangement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$18
3 Years	$60
5 Years	$106
10 Years	$242

Please retain this Supplement with your Summary Prospectus for future reference.